                                                                   EXHIBIT 10.4


                    INTELLECTUAL PROPERTY SECURITY AGREEMENT


                 INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of January 22, 1997, made by LDM Technologies, Inc., a Michigan corporation (the "Grantor") in favor of BankAmerica Business Credit, Inc., as agent for the financial institutions party to the Loan and Security Agreement referred to below (in such capacity, the "Agent").

                                  WITNESSETH:

                 WHEREAS, the Grantor has entered into a Loan and Security Agreement, dated as of January 22, 1997, among the Grantor, the financial institutions party thereto (the "Lenders") and the Agent (said agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Loan and Security Agreement" and the terms defined therein and not otherwise defined herein being used herein having the meanings therein assigned); and

                 WHEREAS, it is a condition precedent to the making of the Loans and the issuance of the Letters of Credit that the Grantor shall have entered into this Agreement;

                 NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make the Loans and the issuers to issue the Letters of Credit, the Grantor hereby agrees as follows:

                 1. Defined Terms. The following terms have the following meanings (such meanings being equally applicable to both the singular and the plural forms of the terms defined):

                 "Agreement" means this Intellectual Property Security Agreement, as the same may from time to time be amended, modified or supplemented, and shall refer to this Intellectual Property Security Agreement as in effect on the date such reference becomes operative.

                 "Copyrights" means copyrights, registrations and applications therefor, and any and all (i) renewals and extensions thereof, (ii) income, royalties, damages and payments now and hereafter due or payable or both with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriations thereof, (iii) rights to sue for past, present and future infringements or misappropriations thereof, and (iv) all other rights corresponding thereto throughout the world.

                 "Intellectual Property Collateral" has the meaning assigned to such term in Section 2 of this Agreement.

                 "Licenses" means license agreements in which the Grantor grants or receives a grant of any interest in Copyrights, Trademarks, Patents and Trade Secrets (all as defined herein) and other intellectual property and any and all (i) renewals, extensions, supplements, amendments and continuations thereof, (ii) income, royalties, damages and payments now and hereafter due or payable to the Grantor with respect thereto, including, without limitation, damages and payments for past or future violations or infringements or misappropriations thereof, and (iii) rights to sue for past, present and future violations or infringements thereof.

                 "Patent" all means patents and patent applications along with any and all (i) inventions and improvements described and claimed therein, (ii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (iii) income, royalties, damages and payments now and hereafter due and/or payable to the Grantor with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriations thereof, (iv) rights to sue for past, present and future infringements or misappropriations thereof, and (v) all other rights corresponding thereto throughout the world.

                 "Trademarks" means trademarks (including service marks and trade names, whether registered or at common law), registrations and applications therefor, and the entire product lines and goodwill of Grantor's business symbolized thereby and sufficient to produce or procure goods connected therewith, together with any and all (i) renewals thereof, (ii) income, royalties, damages and payments now and hereafter due or payable or both with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriations thereof, (iii) rights to sue for past, present and future infringements or misappropriations thereof, and (iv) all other rights corresponding thereto throughout the world.

                 "Trade Secrets" means trade secrets, along with any and all
(i) income, royalties, damages and payments now and hereafter due and/or payable to the Grantor with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriations thereof, (ii) rights to sue for past, present and future infringements or misappropriations thereof, and (iii) all other rights corresponding thereto throughout the world.

                 The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and schedules hereto, and not to any particular section, subsection or clause contained in this Agreement.

                 2. Grant of Security Interest in Intellectual Property Collateral. In order to secure the complete and due and punctual payment of all of the Obligations, the Grantor hereby grants and conveys to the Agent for its benefit and for the ratable benefit of the Lenders as collateral security, a continuing security interest in all of the Grantor's entire right, title and interest in and to intellectual property rights now owned or existing and hereafter acquired or arising in the following assets, subject to the provisions set forth below in this Section 2 (all of which being hereinafter referred to as the "Intellectual Property Collateral"):

                (a) all Trademarks of the Grantor, including, without limitation, the Trademarks listed on Schedule A hereto;





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


                (b) all Copyrights of the Grantor, including, without limitation, the Copyrights listed on Schedule B hereto;

                (c) all Licenses of the Grantor, including, without limitation, the Licenses listed on Schedule C hereto;

                (d) all Patents of the Grantor, including, without limitation, the Patents listed on Schedule D hereto;

                (e)     all Trade Secrets of the Grantor; and

                (f) the entire goodwill of the Grantor's business connected with the use of and symbolized by the Trademarks;

                provided, however, that nothing hereunder constitutes or shall be deemed to constitute the grant of a security interest in favor of the Agent with respect to any Intellectual Property Collateral to the extent prohibited by applicable law.

         3. Representations and Warranties. The Grantor represents and warrants that:

                (a) The Trademarks, Copyrights, Licenses, Patents and Trade Secrets are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

                (b) The Grantor has not previously assigned, transferred, conveyed or otherwise encumbered such right, title and interest
    (other than pursuant to Liens permitted by Section 6.4 of the Loan and Security Agreement);

                (c) The Grantor is the sole and exclusive owner of the Intellectual Property Collateral, all of which is free and clear of any Liens, charges and encumbrances (other than pursuant to Liens permitted by Section 9.19 of the Loan and Security
    Agreement), and, to its knowledge, no other person or entity has any claim with respect to the Intellectual Property Collateral whatsoever, except pursuant to the Trademark License Agreement;

                (d) Schedules A, B, C and D attached hereto list all Trademarks, registered Copyrights, and Licenses and Patents related to the Intellectual Property Collateral;

                (e) The Intellectual Property Collateral is sufficient for the purpose of producing or procuring goods, performing services and otherwise carrying on the business of the Grantor;

                (f) To the best of the Grantor's knowledge, the Intellectual Property Collateral does not infringe any rights owned or possessed by any third party;





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
                (g) There are no claims, judgments or settlements to be paid by the Grantor or pending claims or litigation relating to the Intellectual Property Collateral, except as set forth on Schedule E hereto;

                (h) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Intellectual Property Collateral is on file or of record in any public office, except such as may have been filed by the Grantor in favor of the Agent for the benefit of itself and the Lenders pursuant to this Agreement or such as relate to other Liens permitted by
    Section 9.19 of the Loan and Security Agreement; and

                (i) All appropriate documents have been delivered to the Agent for filing with the United States Patent and Trademark Office and the United States Copyright Office and any appropriate filing offices located in foreign countries, and when filed this Agreement is effective to create a valid and continuing first priority lien on and first priority security interest in the Intellectual Property Collateral in favor of the Agent for the benefit of itself and the Lenders. All action necessary or desirable to protect and create such security interest in each item of the Intellectual Property Collateral has been duly taken.

                 4.     Rights and Remedies; Application of Monies.

                (a) Upon the occurrence and during the continuation of a Default or an Event of Default, the Agent may to the fullest extent permitted by applicable law, and without advertisement, hearing or process of law in any kind, (i) subject to section 4(f) hereof, exercise any and all rights as beneficial and legal owner of the Intellectual Property Collateral, including, without limitation, any and all consensual rights and powers with respect to the Intellectual Property Collateral, and (ii) sell or assign or grant a license or franchise to use, or cause to be sold or assigned or granted a license or franchise to use, any or all of the Intellectual Property Collateral, in each case free of all rights and claims of Grantor therein and thereto (but subject, in each case, to the rights of others heretofore granted or created by Grantor in the ordinary course of business). Upon the occurrence and during the continuation of an Event of Default, the Agent may (i) sell or assign the Intellectual Property Collateral, or any part thereof, for cash upon credit as the Agent may reasonably deem appropriate or (ii) grant licenses or franchises or both to use the Intellectual Property Collateral on such terms and conditions as the Agent shall reasonably determine. In connection therewith, the Agent shall have the right to impose such limitations and restrictions on the sale or assignment of the Intellectual Property Collateral as the Agent may deem to be necessary or appropriate to comply with any law, rule or regulation (federal, state, local or that of a foreign country) having applicability to any such sale and requirements for any necessary governmental approvals.

                (b) It is expressly understood that, anything herein to the contrary notwithstanding, the Grantor shall remain liable under each of its General Intangibles and each of its Licenses to observe and perform all the conditions and obligations to be observed by it thereunder and the Grantor shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such General Intangible or License except for such non-observance or non-performance as in the aggregate has no reasonable likelihood of resulting in a Material Adverse Effect. Neither Agent nor any Lender shall have any obligation or liability under any General Intangible or License by reason of or arising out of this Agreement or the granting to Agent and the Lenders of a security interest herein, nor shall Agent or any Lender be required or obligated in any manner to perform or fulfill any of the obligations of the Grantor under or pursuant to any General Intangible or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any General Intangible or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                (c) Except as provided in this Section 4, Grantor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Agent of any of its rights and remedies hereunder. The Agent shall not be liable to any Person for any incorrect or improper payment made pursuant to this Section 4, in the absence of gross negligence or willful misconduct.

                (d) Notwithstanding any provisions of this Agreement to the contrary, if, after giving effect to any sale, transfer, assignment or other disposition of any or all of the intellectual Collateral pursuant hereto and after the application of the proceeds hereunder to obligations, any Obligations remain unpaid or unsatisfied, Grantor shall remain liable for the unpaid and unsatisfied amount of such Obligations.

                (e) This Agreement is made to provide for and secure repayment of the Obligations of the Grantor in the following order of priority indicated:

                First, to the payment of the costs and expenses of such sale, transfer, assignment or other disposition, including, without limitation, all expenses and liabilities (including reasonable compensation to the agents of, and counsel to, the Agent and the Lenders) and advances made or incurred by the Agent and the Lenders in connection therewith or pursuant to Section 15 or 19 hereof;

                Next, to the Lenders and the Agent, pro rata, for the payment in full of the Obligations;

                Finally, after payment in full of all of the Obligations, to the payment to the Grantor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

                (f) Upon the declaration of an Event of Default,the Grantor agrees that it will promptly (and in any event within three Business Days) deliver to the Agent or its designee an assignment of the Intellectual Property Collateral, duly executed by the Grantor, in substantially the





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


form of Schedule F annexed hereto. The Grantor agrees that the Agent may duly execute such an assignment as Grantor's true and lawful attorney-in-fact pursuant to Section 16 hereof.

                5. Security Interest Absolute. All rights of the Agent and the Lenders and security interests granted herein, and all obligations of the Grantor pursuant hereto, shall be absolute and unconditional irrespective of:

                (a) the lack of validity or enforceability of any provisions in the Loan and Security Agreement, or any other Loan Document or any other agreement or instrument relating thereto;

                (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan and Security Agreement, or any other Loan
         Document;

                (c) any exchange, release or non-perfection of any Collateral other than the Intellectual Property Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

                (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor or a third-party grantor.

                6. Termination of Security Interest. This Agreement, and the security interests created or granted hereby or thereby, shall terminate when the later of the following shall have occurred: (a) the date that the last Obligations shall have been fully and indefeasibly paid and satisfied and (b) the date as of which the last of the Commitments and any other obligations that the Agent and the Lender have under any of the Loan Documents or related documents and instruments have terminated, at which time the Agent (without recourse upon, or any warranty whatsoever by, the Agent) shall execute and deliver to Grantor, for filing in each office in which any security agreement, notice or other filing, or any part thereof, shall have been filed, an instrument releasing the Agent's security interest in the Intellectual Property Collateral, and such other documents and instruments to terminate any security interest of the Agent granted hereby as Grantor may reasonably request, all without recours upon, or warranty whatsoever by, the Agent, except that the same shall be free and clear of any claims, liens or encumbrances created by or in respect of the Agent, and at the cost and expense of Grantor.

                7.    Use and Protection of Intellectual Property
Collateral.    Notwithstanding anything to the contrary contained herein, unless an Event of Default has occurred and is continuing, the Grantor may continue to exploit, license, use, enjoy and protect (whether in the United States of America or any foreign jurisdiction) the Intellectual Property Collateral in the ordinary course of business and from time to time execute and deliver, upon written request of Grantor and at Grantor's sole cost and expense, any and all instruments, certificates or other documents, in the form so requested, necessary or appropriate in the judgment of Grantor to enable Grantor to do so.

                (b)   In order to more fully protect the Intellectual
Property Collateral in respect of which security interests have been granted to the Agent by the Grantor hereunder, the Grantor may hereafter transfer to the Agent such additional rights, privileges, marks and licenses as Grantor may in its discretion be necessary and appropriate to the continuing exploitation, licensing, use, enjoyment and protection (whether in the United States of America or any foreign jurisdiction) of the Intellectual Property Collateral.

                8. Duties of Grantor. The Grantor shall have the duty to preserve and maintain all rights in the Intellectual Property Collateral (including, without limitation, the duty to use, for the duration of this Agreement, consistent standards of quality in respect of the products sold by it under the Trademarks) in respect of which a failure to be able to continue to use the same would have a Material Adverse Effect in a manner substantially consistent with its present practices. The Grantor shall take all action reasonably requested by the Agent to register, record and/or perfect the Agent's rights hereunder. Such duties shall include, but not be limited to, the following:

                (a) The Grantor shall take appropriate action at its expense to halt the infringement of any of the Intellectual Property if such infringement would have a Material Adverse Effect;

                (b) The Grantor shall not amend, modify, terminate or waive any provisions of any other contract to which the Grantor is a party in any manner which might have a Material Adverse Effect.

                9. Payment of Obligations. The Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Intellectual Property Collateral or in respect of its income or profits therefrom and all claims of any kind, except that no such charge need be paid if (i) such non-payment does not involve any danger of forfeiture or loss of any of the Intellectual Property Collateral or any interest therein and (ii) such charge is adequately reserved against in accordance with and to the extent required by GAAP.

                10.   The Agent's Right to Sue.  Whenever an Event of
Default shall have occurred and be continuing, the Agent shall have the right, but shall in no way be obligated, to bring suit in its own name (subject to Section 4 (f)) to protect or enforce the Trademarks, Copyrights, Licenses, Patents and Trade Secrets, and, if the Agent shall commence any such suit, Grantor shall, at the request of the Agent, do any and all lawful acts and execute any and all proper documents required by the Agent in aid of such protection or enforcement.

                11. Maintenance of Records. The Grantor will keep and maintain as its own cost and expense satisfactory and complete records of the Intellectual Property Collateral. For the Agent's and the Lenders' further security, the Grantor agrees that the Agent and the Lenders shall have a special property interest in all of the Grantor's books and records pertaining to the Intellectual Property Collateral and, upon the occurrence and during the continuation of any Event of Default, the Grantor shall deliver and turn over copies of any such books and records to the Agent or its representatives at any time on demand of the Agent. Prior to the occurrence of an Event of Default





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

and upon reasonable notice from the Agent, the Grantor shall permit any representative of the Agent to inspect such books and records as set forth in
Section 12.

                12. Right of Inspection. Upon reasonable notice to the Grantor (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), the Agent shall at all times have full and free access during normal business hours to all the books and records and correspondence of the Grantor, and the Agent or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Grantor agrees to render to the Agent, at the Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

                13.   No Waiver; Cumulative Remedies.   No failure on the
part of the Agent to exercise, and no delay on the part of the Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent preclude other or further exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies that may be available to the Agent whether at law, in equity or otherwise.

                14. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid, or by facsimile transmission and confirmed by facsimile transmission answer back addressed as provided in Section 15.8 of the Loan and Security Agreement, or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, transmitted and confirmed by facsimile transmission answerback or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

                15. Expenses of Collection. The Grantor hereby agrees to pay all expenses of the Agent, including reasonable attorneys' fees, incurred with respect to the collection of any of the Intellectual Property Collateral and the enforcement of the respective rights of the Agent and the Lenders hereunder (together with interest thereon from and after the date of payment of such expenses by the Agent in accordance with the Base Rate then in effect for Loans under the Loan and Security Agreement), which expenses together with interest thereon as aforesaid shall constitute Obligations.

                16. Agent Appointed Attorney-in-Fact. Granter hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as Grantor's true and lawful attorney-in-fact, for the purpose of taking such action and executing agreements, instruments and other documents, in the name of Grantor or otherwise, not inconsistent with the express provisions of this Agreement, as the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is an agency coupled with an interest and is irrevocable until payment in full of all Obligations. The Agent agrees that until the occurrence and continuation of an Event of Default, it will forbear from exercising the power of attorney or any rights granted to the Agent pursuant to this Section 16.

                17. Governing Law; Binding Effect; Assignment. This Agreement shall be governed by and construed in accordance with the law of the State of Illinois. This Agreement shall be binding upon Grantor and the Agent and their respective successors and assigns and shall inure to the benefit of Grantor and the Agent and their respective successors and assigns; provided, however, that Grantor may not assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of the Agent. Except as provided in Section 2, no other Person (including, without limitation, any other creditor of Grantor) shall have any interest herein or any right or benefit with respect hereto and this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and each of their respective successors and assigns.

                18. Further Indemnification. The Grantor agrees to pay, and save the Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying (other than a delay caused by the gross negligence or willful misconduct of the Agent), any and all excise, sales or other similar taxes which may be payable with respect to any of the Intellectual Property Collateral or in connection with any of the transactions contemplated by this Agreement.

                19. Agent May Perform. If the Grantor fails to perform any agreement contained herein, the Agent may, but shall not be obligated to, itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 15 hereof or, if not so paid, shall become Obligations.

                20. New Intellectual Property. In the event, prior to the time the Obligations have been paid in full, the Grantor shall (i) obtain any rights to or interests in any new inventions, whether or not patentable, patents, patent applications or any reissue, divisions, continuations, renewals, extensions, or continuations-in-part of any patent or improvement of any patent, trademarks, trade names, service marks, and registrations or applications therefor, copyrights and registrations or applications therefor, or licenses, or (ii) become entitled to the benefit of any patent, copyright or trademark, or any registrations or applications therefor, license, license renewal, trade secret, or copyright renewal, the provisions of this Agreement shall automatically apply thereto and anything enumerated in clause (i) or (ii) of this Section 20 shall constitute Intellectual Property Collateral. The Grantor agrees, promptly following the written request by the Agent, to amend this Agreement by amending any or all of Schedules A, B, C, D and E, as applicable, to include any such future trademarks, trademark registrations, trademark applications, trade names, service marks, copyrights and licenses which would be Intellectual Property Collateral, and to immediately prepare, execute and record with all appropriate foreign country, federal, state and/or local offices and authorities a Security Agreement for any such new Intellectual Property Collateral, in form and substance similar to this Agreement, and to deliver to the Agent reasonable proof of such recordation.

                21. SERVICE OF PROCESS, WAIVER OF JURY TRIAL AND RELATED MATTERS. THIS AGREEMENT SHALL BE SUBJECT TO ALL THE TERMS AND PROVISIONS OF SECTIONS 15.3 AND 15.4 OF THE Loan and Security Agreement.

                22.   Amendments, Etc.   No amendment or waiver of
any provision of this Agreement, nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and the Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                23.   Further Documentation.   The Grantor agrees that at
any time and from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver such further instruments and documents, and take such further action, as may be necessary or desirable, or as the Agent may request, in order to perfect and protect any security interests granted or purported to be granted hereby or to enable the Agent to exercise and enforce the rights and remedies pursuant hereto with respect to any of the Intellectual Property Collateral.

                 24.  Severability of Provisions.       Any provision of
this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                 25. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of this Agreement..

                 26. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

                            *          *          *

                 IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its duly authorized officer, on the date first above written.

                                     LDM TECHNOLOGIES, INC.



                                     By: [SIG]
                                        ----------------------------
                                     Name: Joe Balous
                                          --------------------------
                                     Title: Secretary
                                           -------------------------

Accepted and Acknowledged:

BankAmerica Business Credit, Inc., as Agent

By:  [SIG]
   ----------------------------
Name: Daniel T. Cushing
     --------------------------
Title: Senior Vice President
      -------------------------

STATE OF ILLINOIS         )
                          )   SS
COUNTY OF COOK            )


                 On this 22nd day of January, 1997, before me came Joe Balous, to me known to be an officer of LDM Technologies, Inc., the company described in and which executed the above instrument, and duly acknowledged that he executed the same.


                                                  Melissa D. Grondin
                                                 ---------------------
                                                      NOTARY PUBLIC




STATE OF ILLINOIS         )
                          )   SS
COUNTY OF COOK            )


                 On this 22nd day of January, 1997, before me came Daniel T. Cushing, to me known to be an officer of BankAmerica Business Credit, Inc., the company described in and which executed the above instrument, and duly acknowledged that he executed the same.



                                                    Melissa D. Grondin
                                                 -----------------------
                                                      NOTARY PUBLIC

                                   SCHEDULE A

                                   TRADEMARKS

                                      None

                                   SCHEDULE B

                                   COPYRIGHTS

                                      None

                                   SCHEDULE C

                                    LICENSES

License Agreement for CDW-27 DeGas bottle between Seeber GMBH-SRL and Molmec, Inc. Dated May 11, 1990.

License Agreement for FN-10 DeGas bottle between Seeber GMBH-SRL and Molmec, Inc. dated February 13, 1992.

                                   SCHEDULE D

                                    PATENTS

                                      None

                                   SCHEDULE E

                                   LITIGATION

                                      None

                                   SCHEDULE F

                 ASSIGNMENT OF INTELLECTUAL PROPERTY COLLATERAL


                 AGREEMENT made this ______ day of __________, 19___, by and between LDM Technologies, Inc. (the "Assignor") and BankAmerica Business Credit, Inc. (the "Agent") for the benefit of itself and the Lenders (as defined in the Loan and Security Agreement referred to below).

                              W I T N E S S E T H:

                 WHEREAS, Assignor and the Agent are parties to the Loan and Security Agreement dates as of January __, 1997 (said Agreement, as it hereafter may be amended or otherwise modified from time to time, being referred to as the "Loan and Security Agreement") and the Intellectual Property Security Agreement dated January __, 1997 (the "Security Agreement") which provides that upon the occurrence of certain events specified therein Assignor and the Agent shall execute this Assignment; and

                 WHEREAS, the aforementioned events have occurred;

                 NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

                1. Incorporation. This Assignment is made pursuant to and subject to the terms of the Loan and Security Agreement and the Security Agreement, each of which is deemed incorporated herein by this reference and shall constitute part of this Assignment as if fully set forth herein.

                2. Assignment. Assignor hereby conveys, sells, assigns, transfers and sets over to the Agent all of Assignor's entire right, title and interest in and to the Intellectual Property Collateral (as defined in the Security Agreement).

                3. Notices. All notices hereunder to the parties hereto shall be made in the manner and to the addresses specified in the Security Agreement.

                4. Further Instruments. The parties agree to promptly execute and deliver all further instruments necessary or desirable to carry out the purposes of this Agreement.

                5. Schedules. The terms and conditions of the Schedules referred to herein are incorporated herein by this reference and shall constitute part of this Assignment as if fully set forth herein.

                6. Headings. The headings in this Assignment are for purposes of reference only and shall not in any limit or otherwise affect the meaning or interpretation of any of the terms hereof.

                 IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first written above.

                                        ASSIGNOR


                                        By:____________________
                                        Title:


                                     AGENT


                                        By:____________________
                                        Title: